UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2007

Republic Property Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13861 Sunrise Valley Drive, Suite 410, Herndon, Virginia		20171
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 880-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On April 9, 2007, Republic Property Trust ("Trust") received written notices terminating the following agreements (collectively, the "Agreements"):

• Development Services Rights and Management Services Rights Contribution Agreement (Republic Square I), dated September 23, 2005 and amended on December 20, 2005, among Republic Properties Corporation ("RPC", which is 85% owned by Richard L. Kramer, our Chairman of the Board, and 15% owned by Steven A. Grigg, our former Vice-Chairman of the Board, President and Chief Development Officer), Republic Property Limited Partnership ("RPLP", the Trust’s operating partnership for which the Trust is the sole general partner and approximate 88% owner) and 25 Massachusetts Avenue Property LLC (the owner of the land parcel) (the "Republic Square I Agreement"). Under the Republic Square I Agreement, the Trust has been providing fee-based development and management services with respect to Republic Square I, which is located at 25 Massachusetts Avenue, NW, Washington, D.C. Pursuant to the termination notice, the owners allege that RPLP has materially breached the Republic Square I Agreement and has elected to terminate the development and management rights as of May 9, 2007. Any party to the Republic Square I Agreement can terminate the management services rights upon thirty days’ written notice. No such termination right exists with respect to the development services; therefore, the owner’s termination of the Trust’s development services rights violates the terms of the Republic Square I Agreement. The termination of the development and management rights does not affect the Trust’s rights under the Option Agreement to purchase Republic Square I. The development fee owed to the Trust under the Republic Square I Agreement was $1.4 million. Of this amount, as of April 9, 2007, the Trust has collected the entire amount. The management fee payable under the Republic Square I Agreement was 1% of the gross rental receipts plus certain reimbursable costs for labor and personnel overhead. The Republic Square I Agreement was previously filed with the Securities and Exchange Commission ("SEC") on October 31, 2005 as an exhibit to Amendment Number 1 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering. The amendment to the Republic Square I Agreement was previously filed as an exhibit to the Current Report on Form 8-K filed with the SEC on December 22, 2005.

• Development Services Rights and Management Services Rights Contribution Agreement, dated October 24, 2005, among RPC, RPLP and 660 North Capitol Street Property LLC (the owner of the land parcel) (the "Republic Square II Agreement"). Under the Republic Square II Agreement, the Trust was to provide fee-based development and management services with respect to Republic Square II, an undeveloped parcel of land located at 660 North Capitol Street, NW, Washington, D.C. To date, the owner has not commenced construction of this project. As previously disclosed in the Form 8-K filed with the SEC on December 21, 2006, the owner terminated our development services rights under the Republic Square II Agreement. Pursuant to the April 9th termination notice, the owners terminated the management rights as of May 9, 2007. Any party to the Republic Square II Agreement can terminate the agreement upon thirty days’ written notice. The termination of the development and management rights does not affect the Trust’s rights under the Option Agreement to purchase Republic Square II. The management fee payable under the Republic Square II Agreement would have been 1% of the gross rental receipts, plus certain reimbursable costs for labor and personnel overhead. The Agreement was previously filed with the SEC on October 31, 2005 as an exhibit to Amendment Number 1 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering.

• Management Services Rights Contribution Agreement (Portals I), dated October 24, 2005 and amended on November 28, 2005, among RPC, Mr. Richard L. Kramer, Mr. Grigg and RPLP (the "Portals I Agreement"). Under the Portals I Agreement, the Trust has been providing fee-based management services with respect to Portals I, which is located at 1280 Maryland Avenue, SW, Washington, D.C. Pursuant to the termination notice, the owners allege that RPLP has materially breached the Portals I Agreement and has elected to terminate the management rights as of May 9, 2007. The Trust believes that the termination of its management services rights violates the terms of the Portals I Agreement. The management fee payable under the Portals I Agreement is equal to 1% of the gross rental receipts, or approximately $15,000 to $20,000 per month, plus certain reimbursable costs for labor and personnel overhead,. The Portals I Agreement was previously filed with the SEC on October 31, 2005 as an exhibit to Amendment Number 1 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering. The amendment to the Portals I Agreement was previously filed with the SEC on November 29, 2005 as an exhibit to Amendment Number 2 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering.

• Management Services Rights Contribution Agreement (Portals II), dated October 24, 2005 and amended on November 28, 2005, among RPC, Mr. Richard L. Kramer, Mr. Grigg and RPLP (the "Portals II Agreement"). Under the Portals II Agreement, the Trust has been providing fee-based management services with respect to Portals II, which is located at 445 12th Street, S.W., Washington, D.C. Pursuant to the termination notice, the owners allege that RPLP has materially breached the Portals II Agreement and has elected to terminate the management rights as of May 9, 2007. The Trust believes that the termination of its management services rights violates the terms of the Portals II Agreement. The management fee payable under the Portals II Agreement is equal to 1% of the gross rental receipts, or approximately $25,000 per month, plus certain reimbursable costs for labor and personnel overhead. The Portals II Agreement was previously filed with the SEC on October 31, 2005 as an exhibit to Amendment Number 1 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering. The amendment to the Portals II Agreement was previously filed with the SEC on November 29, 2005 as an exhibit to Amendment Number 2 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering.

• Development Services Rights and Management Services Rights Contribution Agreement (Portals III), dated September 23, 2005 and amended on December 20, 2005, among RPC, Mr. Richard Kramer, Mr. Grigg and RPLP (the "Portals III Agreement"). Under the Portals III Agreement, the Trust has been providing fee-based development services and was to provide fee-based management services with respect to Portals III, which is located at 1201 Maryland Avenue, S.W., Washington, D.C. Pursuant to the termination notice, the owners allege that RPLP has materially breached the Portals III Agreement and has elected to terminate the development and management rights as of May 9, 2007. Any party to the Portals III Agreement can terminate the management services rights upon thirty days’ written notice. No such termination right exists with respect to the development services; therefore, the owner’s termination of the Trust’s development services rights violates the terms of the Portals III Agreement. The termination of the development and management rights does not affect the Trust’s rights under the Option Agreement to purchase Portals III. The development fee payable under the Portals III Agreement was 3% of the remaining development costs net of land acquisition, interest and loan expenses, and cash concessions to tenants of the improvements. The management fee payable under the Portals III Agreement would have been 1% of the gross rental receipts, plus certain reimbursable costs for labor and personnel overhead. The Portals III Agreement was previously filed with the SEC on October 31, 2005 as an exhibit to Amendment Number 1 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering. The amendment to the Portals III Agreement was previously filed with the SEC on November 29, 2005 as an exhibit to Amendment Number 2 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering.

• Development Services Rights and Management Services Rights Contribution Agreement (Portals IV), dated October 24, 2005, among RPC, Mr. Richard Kramer, Mr. Grigg and RPLP (the "Portals IV Agreement"). Under the Portals IV Agreement, the Trust was to provide fee-based development and management services with respect to Portals IV, an undeveloped parcel of land adjacent to Portals III. To date, the owner has not commenced construction of this project. Pursuant to the termination notice, the owners terminated the development and management rights as of May 9, 2007. Any party to the Portals IV Agreement can terminate the agreement upon thirty days’ written notice. Under the Portals IV Agreement, the (i) development fee payable would have been 3% of the development costs of the project, which costs would not have included land acquisition expenses, interest and loan expenses, and cash concessions to tenants, and (ii) management fee payable would have been 1% of the gross rental receipts, plus certain reimbursable costs for labor and personnel overhead. The Agreement was previously filed with the SEC on October 31, 2005 as an exhibit to Amendment Number 1 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering.

• Development Services Rights and Management Services Rights Contribution Agreement (Portals V), dated October 24, 2005, among RPC, Mr. Richard Kramer, Mr. Grigg and RPLP (the "Portals V Agreement"). Under the Portals V Agreement, the Trust was to provide fee-based development and management services with respect to Portals V, an undeveloped parcel of land adjacent to Portals IV. To date, the owner has not commenced construction of this project. Pursuant to the termination notice, the owners terminated the development and management rights as of May 9, 2007. Any party to the Portals V Agreement can terminate the agreement upon thirty days’ written notice. Under the Portals V Agreement, the (i) development fee payable would have been 3% of the development costs of the project, which costs would not have included land acquisition expenses, interest and loan expenses, and cash concessions to tenants, and (ii) management fee payable would have been 1% of the gross rental receipts, plus certain reimbursable costs for labor and personnel overhead. The Agreement was previously filed with the SEC on October 31, 2005 as an exhibit to Amendment Number 1 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering.

• Services Agreement, dated as of November 29, 2005, among RPC, Mr. Richard L. Kramer, Mr. Grigg and RPLP (the "Services Agreement"). Under the Services Agreement, the Trust has been providing certain services described in the Agreement of Limited Partnership of Portals Development Associates Limited Partnership, of which RPC and Messrs. Kramer and Grigg are general partners. Pursuant to the termination notice, the owners allege that RPLP has materially breached the Services Agreement and has elected to terminate all rights under the agreement as of May 9, 2007. No such termination right exists under the Services Agreement, therefore, the owners’ termination of the Services Agreement violates the terms of the Services Agreement. The fee payable under the Services Agreement is equal to $91,667 per month. The Services Agreement was previously filed with the SEC on November 29, 2005 as an exhibit to Amendment Number 2 to the Trust’s Registration Statement on Form S-11 filed in connection with its initial public offering.

The Trust entered into each of these agreements as part of the formation transactions consummated in connection with the Trust’s initial public offering. The Trust believes in good faith that the owner’s allegations and assertions in each of its termination notices that the Trust breached the Agreements are without merit. The Trust has delivered written notices to the owners solely with respect to the owner’s termination notices regarding the Republic Square I Agreement, Portals I Agreement, Portals II Agreement, Portals III Agreement and Services Agreement. The Trust believes that the owners do not have the right to unilaterally and unconditionally terminate these five agreements on thirty days’ notice under the terms thereof, other than management services under the Republic Square I Agreement and the Portals III Agreement. Accordingly, the Trust rejected these improper termination notices in their entirety. Due to the owners’ anticipatory breach of the Portals I Agreement, Portals II Agreement, Portals III Agreement, and Services Agreement, in addition to other actions by the owners that constitute defaults under these agreements, the Trust terminated these five agreements effective immediately. The Trust intends to vigorously prosecute and defend its position.

As of March 31, 2007, amounts contractually due, but unpaid, under the Agreements were approximately $0.5 million. As disclosed in the Trust’s annual report on Form 10-K filed with the SEC on March 14, 2007, in connection with our 2006 fourth quarter close, the Trust performed an impairment analysis of each of the above-mentioned agreements. Under this analysis, the Trust wrote-off to management and development agreement write-off expense:

• approximately $36,000 with respect to the Republic Square II Agreement;
• approximately $0.7 million in unamortized costs with respect to the Services, Portals I and Portals II Agreements; and
• approximately $0.1 million in unamortized costs with respect to the Portals IV and V Agreements.

Conversely, in connection with the Fourth Quarter 2006 financial close, the Trust decided that the Portals III and Republic Square I Agreements were not impaired at December 31, 2006. Due to the receipt of these termination notices, in the First Quarter 2007 financial close, the Trust expects to write –off to management and development agreement write-off expense approximately $0.2 million with respect to the Portals III and Republic Square I Agreements. Further, in connection with the First Quarter 2007 financial close, we are currently evaluating the collectibility of the accounts receivables under the Agreements. These impairments will not result in future cash expenditures.

Item 2.05 Costs Associated with Exit or Disposal Activities.

As a result of the termination notices described above under "Item 1.02. Termination of a Material Definitive Agreement", on April 10, 2007, we committed to a termination plan under which we have terminated, or expect to terminate, approximately 20 employees who were performing the services under the Agreements. We expect to pay approximately $200,000 - $250,000 in one time cash termination benefits, which will result in a corresponding charge in the Second Quarter of 2007. We expect that the plan of termination, including the payment of termination benefits, will be substantially completed by June 30, 2007.

Item 2.06 Material Impairments.

The information regarding the abovementioned impairments discussed under "Item 1.02. Termination of a Material Definitive Agreement" is incorporated by reference into this item.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Property Trust

April 13, 2007	By:	/s/ Gary R. Siegel

Name: Gary R. Siegel
Title: Chief Operating Officer and General Counsel